HIGHLAND/iBOXX SENIOR LOAN ETF

Supplement dated October 1, 2019 to the Summary Prospectus, Prospectus, and

Statement of Additional Information (“SAI”) for Highland/iBoxx Senior Loan ETF (the “Fund”),

each dated October 31, 2018, as supplemented from time to time

This supplement provides new and additional information beyond that contained in the Summary Prospectus, Prospectus, and SAI and should be read in conjunction with the Summary Prospectus, Prospectus, and SAI. Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus, the Prospectus and SAI.

Effective immediately, Mark Okada will no longer serve as a portfolio manager for the Fund. Accordingly, effective immediately, all references to Mr. Okada as portfolio manager contained in the Fund’s Summary Prospectus, Prospectus, and SAI are deleted.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE FUND’S SUMMARY PROSPECTUS, PROSPECTUS AND SAI FOR FUTURE REFERENCE.

SNLN-PRO-SUPP3-1019